SECURITIES AND EXCHANGE ACT OF 1934

                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  . . . . .  November 15, 1995


                          First Midwest Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


      Delaware                      0-10967                       36-3161078
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)          File Number)               Identification No.)



300 Park Blvd., Suite 405, P.O. Box 459 Itasca, Illinois        60143-0459
      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code          (708) 875-7450




            (Former name or address, if changed since last report)


                          Exhibit Index is on Page 5


                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               November 15, 1995



Item 5. Other Events

First Midwest Bancorp, Inc. (the "Company") has announced that it's Board of Directors at their November 15, 1995 regular quarterly meeting authorized the repurchase of up to 800,000 shares of its common stock, or approximately 6.5% of such shares outstanding The authorization permits the Company to repurchase its shares from time to time in both open market and private transactions. The repurchased shares will be reserved for future issuance in conjunction with the Company's qualified and nonqualified retirement plans, dividend reinvestment plan, stock option plans as well as for other general corporate purposes. The authorization has no time limitation and will see Management effect repurchases as it deems prudent.


Incident to the November 15, 1995 authorization, the Board rescinded a November, 1993 repurchase authorization.


Item 7. Financial Statements and Exhibits

Exhibit Index is located on Page 5 of this Report on Form 8-K.


                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               November 15, 1995



The following Items are not applicable for this Form 8-K:

      Item 1.     Changes in Control of Registrant

      Item 2.     Acquisition or Disposition of Assets

      Item 3.     Bankruptcy or Receivership

      Item 4.     Changes in Registrant's Certifying Accountant

      Item 6.     Resignations of Registrant's Directors




                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               November 15, 1995

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          First  Midwest  Bancorp, Inc.
                                                   (Registrant)





Date  November 30, 1995                       Donald J. Swistowicz
                                                  (Signature)*




* Duly authorized to sign on behalf of the Registrant.


                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               November 15, 1995

                                 EXHIBIT INDEX




                                                                      Page
                    Exhibit                                          Number

Exhibit 28 -   Additional Exhibits                                     6
            Press release issued by First Midwest Bancorp, Inc.
            dated November 17, 1995